Exhibit 99.1


FOR IMMEDIATE RELEASE                                PRESS RELEASE

APRIL, 18TH 2007

            CHINA DIRECT 2006 GROSS REVENUES UP 60 PERCENT OVER 2005 CAPSTONE SUBSIDIARY HAS $300,000 GROSS INCOME IN FOURTH QUARTER

Ft Lauderdale, Fl. -China Direct Trading Corporation (OTCBB:CHDT) (Company), a trading company focused on placement of consumer products into the U.S. mass retail, today filed its form 10-KSB for FY2006.

For the years ended December 31, 2006 and 2005, the Company had gross revenues of approximately $1,525,694 and $911,583, respectively, an increase of approximately $614,111 or 60% year-to-year. The increase in revenues is partly due to the acquisition of Capstone Industries, which generated gross revenues of over $800,000 in the fourth quarter. The Company reflected a gain of $149,424 on the disposal of its 51% interest in Complete Power Solutions in the fourth quarter of FY 2006 and narrowed its net loss for the year from a loss of $733,571 in 2005 to a loss of $79,121 in 2006.

Cost of sales of was $862,654 in 2006 and $658,084 in 2005. Gross margins increased from $253,499 or 27% in 2005 to $663,040 or 43% in 2006. Operating expenses dropped 14% from 971,741 in 2005 to 848,695 in 2006 while general and administrative expenses increased approximately $30,000 or 17%, from $178,233 in 2005 to $209,037 in 2006. The results reflect increasing margins and lower operating costs due to the acquisition Capstone Industries and consolidation of wholly-owned subsidiary Souvenir Direct Inc. into wholly-owned Capstone.

Howard Ullman, CEO and President of China Direct Trading Corp., said, "China Direct will continue its current plan of enhancing shareholder value through better financial performance of its core business, the addition of products and markets, both through internal expansion and acquisitions of companies. We are currently working on a number of new product launches which we hope will accelerate revenue growth in FY 2007. We will discuss details during our conference call next Monday, April 23rd."


Balance Sheet and Consolidated Statement of Operations Financial Tables Follow:

                CHINA DIRECT TRADING CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                                    RESTATED
                                                                               For the Year        For the Year
                                                                                  Ended               Ended
                                                                               December 31,        December 31,
                                                                                   2006                2005
                                                                            ------------------- -------------------
Revenues                                                                            $1,525,694            $911,583
Cost of Sales                                                                        (862,654)           (658,084)
                                                                            ------------------- -------------------
        Gross Profit                                                                   663,040             253,499
                                                                            ------------------- -------------------

Operating Expenses:
  Sales and marketing                                                                  122,276              15,998
  Compensation                                                                         237,907             404,580
  Professional fees                                                                    193,073              92,930
  Consulting                                                                            86,402             252,000
   Legal settlements                                                                         -              28,000
  Other General and administrative                                                     209,037             178,233
                                                                            ------------------- -------------------
       Total Operating Expenses                                                        848,695             971,741
                                                                            ------------------- -------------------

Net Operating Income (Loss)                                                          (185,655)           (718,242)
                                                                            ------------------- -------------------

Other Income (Expense):
  Interest expense                                                                    (52,356)            (15,347)
  Interest income                                                                        9,466                  18
                                                                            ------------------- -------------------
     Total Other Income (Expense)                                                     (42,890)            (15,329)
                                                                            ------------------- -------------------

Net Income (Loss) from continuing operations                                         (228,545)           (733,571)

Discontinued Operations
   Income (Loss) from discontinued operations                                          149,424                   -
                                                                            ------------------- -------------------

Net Income (Loss)                                                                    $(79,121)          $(733,571)
                                                                            =================== ===================

Income (Loss) per Common Share
   Continuing operations                                                              $      -            $      -
   Discontinued operation                                                                    -                   -
                                                                            ------------------- -------------------
   Net Income (Loss)                                                                  $      -            $      -
                                                                            =================== ===================

Weighted average shares outstanding                                                543,237,156         525,402,195
                                                                            =================== ===================


                CHINA DIRECT TRADING CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS


                                                                                                      RESTATED
                                                                                December 31,        December 31,
                                                                                    2006                2005
                                                                             ------------------- -------------------
Assets:

Current assets:
   Cash                                                                                $198,084              $9,090
   Accounts receivable - net                                                            560,475               4,000
   Inventory                                                                             69,895              11,760
   Deposit on inventory                                                                  19,569                   -
   Prepaid expense                                                                       16,162                   -
   Note receivable from former subsidiary - short term                                  202,150                   -
                                                                             ------------------- -------------------

     Total Current Assets                                                             1,066,335              24,850
                                                                             ------------------- -------------------

Fixed assets:
   Computer equipment                                                                     1,632                   -
   Computer software                                                                      3,790                   -
   Machinery and equipment                                                              100,528                   -
   Furniture and fixtures                                                                 4,965               4,965
   Less: Accumulated Depreciation                                                      (80,571)             (2,132)
                                                                             ------------------- -------------------

     Total Fixed Assets                                                                  30,344               2,833
                                                                             ------------------- -------------------

Other non-current assets:
   Note receivable from former subsidiary - long term                                   225,560                   -
   Goodwill                                                                           1,936,020                   -
   Deposits                                                                              16,775               1,775
                                                                             ------------------- -------------------

      Total other non-current assets                                                  2,178,355               1,775
                                                                             ------------------- -------------------

         Total assets                                                                $3,275,034             $29,458
                                                                             =================== ===================



                CHINA DIRECT TRADING CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                   (Continued)

                                                                                                      RESTATED
                                                                                December 31,        December 31,
                                                                                    2006                2005
                                                                             ------------------- -------------------
Liabilities and Stockholders' Deficit:
Current liabilities:
   Accounts payable and accrued expenses                                               $416,539            $376,849
   Customer deposits                                                                          -              24,891
   Due to related parties                                                               400,000             300,000
   Notes and loans payable to related parties - current maturities                      726,759              16,011
                                                                             ------------------- -------------------

     Total current liabilities                                                        1,543,298             717,751
                                                                             ------------------- -------------------

Non-current liabilities
   Notes and loans payable to related parties                                           767,589                   -
   Investor loans payable                                                                54,038                   -
                                                                             ------------------- -------------------

     Total non-current liabilities                                                      821,627                   -
                                                                             ------------------- -------------------

     Total Liabilities                                                                2,364,925             717,751
                                                                             ------------------- -------------------

Stockholders' Deficit:
   Preferred Stock,  Series A, par value $.001 per share Authorized  100,000,000 shares, Issued 607,000 at December 31, 2006
      and 8,000 shares at December 31, 2005                                                 607                   8
   Preferred Stock, Series B, par value $.10 per share
     Authorized 100,000,000 shares,
     Issued 1,193,769 at December 31, 2006 and -0- at
     December 31, 2005                                                                  119,377                   -
   Common Stock, par value $.0001 per share
      Authorized 600,000,000 shares,
      Issued 536,406,750 shares at December 31, 2006
      and 543,122,028 shares at December 31, 2005                                        53,642              54,313
   Related party receivable                                                         (1,775,864)                   -
   Additional paid-in capital                                                         4,166,747             832,665
   Accumulated deficit                                                              (1,654,400)         (1,575,279)
                                                                             ------------------- -------------------

     Total Stockholders' Deficit                                                        910,109           (688,293)
                                                                             ------------------- -------------------

     Total Liabilities and Stockholders' Deficit                                     $3,275,034             $29,458
                                                                             =================== ===================




About China Direct: China Direct (http://www.chdt.us) is a holding company engaged through its operating subsidiaries in the following business lines:
Capstone Industries, Inc. (www.capstoneindustries.com) innovative designer, manufacturer, importer, distributor and holder of several patents in the consumer book light and multi task lighting categories and is also engaged in product development, manufacturing, distribution, logistics and product placement to importers, theme parks, and mass retail of souvenirs, gifts, and consumer products. Overseas Building Supply (OBS) is engaged in distribution of building materials including but not limited to roof tiles, interior doors, and insulation materials.

FORWARD-LOOKING STATEMENTS: This press release, including the financial information that follows, contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995, as amended. These statements are based on the Company's and its subsidiaries' current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding product development, new product distribution efforts, anticipated success or basis for optimism about the potential of new business expansion efforts, product potential or financial performance. The fact that CHDT seeks or consummates investments in or acquisitions of other companies or undertakes business development efforts does not mean that such transactions or efforts will favorably affect CHDT's business or financial conditions -- in general or as forecasted. In fact, investments and acquisitions as well as business development efforts could have an adverse impact on CHDT. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. CHDT undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this press release and risks associated with any investment in CHDT, which is a small business concern and a "penny stock company" and, as such, a highly risky investment suitable for only those who can afford to lose such investment, should be evaluated together with the many uncertainties that affect CHDT's business, particularly those mentioned in the cautionary statements in current and future CHDT's SEC Filings, which statements CHDT incorporates by reference herein.

 Contact:
 China Direct
 Rich Schineller
 Tel: +1-646-257-3902
 rich@chdt.us